UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Edmonton, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Executive Officer; Election of Directors; Appointment of Principal Officers.

On March 29, 2010, Mr. Donald E. H. Jones, a member of the Board of Directors (the “Board”), submitted his notice of resignation to the Board of Deep Well Oil & Gas, Inc. (the “Company”) notifying the Board of his resignation effective immediately. And on March 30, 2010, the Company acknowledged and accepted Mr. Jones’ resignation.

Item 9.01	Financial Statements and Exhibits.

A copy of Mr. Jones’s resignation letter is attached hereto as exhibit 17.1.

(a)  Financial Statements

Not Applicable.

(d)  Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
17.1	Notice of Resignation dated March 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: March 30, 2010	By:	/s/ Horst A. Schmid
Dr. Horst A. Schmid
Chairman and CEO